UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2015
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Financial Plaza
Hartford, Connecticut 06101
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 728-7000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.
United Technologies Corporation (“UTC”) held its 2015 Annual Meeting of Shareowners on April 27, 2015. As of March 2, 2015, the record date for the meeting, 908,450,127 shares of UTC common stock were issued and outstanding. A quorum of 797,100,256 shares of common stock was present or represented at the meeting.
The following individuals were elected to serve as directors for a term expiring at the 2016 Annual Meeting of Shareowners or upon the election and qualification of their successors:
John V. Faraci, Jean-Pierre Garnier, Gregory J. Hayes, Edward A. Kangas, Ellen J. Kullman, Marshall O. Larsen, Harold McGraw III, Richard B. Myers, H. Patrick Swygert, André Villeneuve, and Christine Todd Whitman.
The shareowners voted on the following matters and cast their votes as described below.

1)	Election of Directors. The voting results for each of the nominees were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John V. Faraci	702,901,702	4,824,187	2,035,513	87,338,854
Jean-Pierre Garnier	689,611,829	18,123,986	2,025,587	87,338,854
Gregory J. Hayes	702,776,247	5,015,428	1,969,727	87,338,854
Edward A. Kangas	629,233,450	73,854,549	6,673,403	87,338,854
Ellen J. Kullman	700,866,073	5,860,749	3,034,580	87,338,854
Marshall O. Larsen	700,864,613	6,889,806	2,006,983	87,338,854
Harold McGraw III	698,799,236	8,922,162	2,040,004	87,338,854
Richard B. Myers	697,794,139	8,935,614	3,031,649	87,338,854
H. Patrick Swygert	685,573,487	21,953,073	2,234,842	87,338,854
André Villeneuve	692,035,189	15,680,337	2,045,876	87,338,854
Christine Todd Whitman	700,004,824	7,785,497	1,971,081	87,338,854

2)
A proposal of the Audit Committee and the Board of Directors to re-appoint the firm of PricewaterhouseCoopers LLP to serve as Independent Auditor until the next Annual Meeting of Shareowners in 2016. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions
784,396,572	10,680,751	2,022,933

3)
A proposal that shareowners approve on an advisory (non-binding) basis, the compensation of UTC’s Named Executive Officers as disclosed in UTC’s Proxy Statement dated March 13, 2015. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
667,954,764	37,740,578	4,066,060	87,338,854

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: April 27, 2015	By:	/S/ PETER J. GRABER-LIPPERMAN
Peter J. Graber-Lipperman
Vice President, Secretary and Associate General Counsel